UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2015

FAIRMOUNT SANTROL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36670	34-1831554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8834 Mayfield Road, Chesterland, Ohio	44026
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 255-7263

FMSA HOLDINGS INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 17, 2015, FMSA Holdings Inc. (the “Company”) filed a Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware to change the Company’s name from “FMSA Holdings Inc.” to “Fairmount Santrol Holdings Inc.” effective upon the close of the trading day of the New York Stock Exchange on July 17, 2015 (the” Name Change”).

As a result of the Name Change, our new CUSIP number is 30555Q108. Our trading symbol remains FMSA. A copy of the Amendment is filed as Exhibit 3.1 with this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation, filed July 17, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairmount Santrol Holdings Inc.
(Registrant)
Date July 21, 2015
/s/ Christopher L. Nagel
Christopher L. Nagel Chief Financial Officer and Executive Vice President of Finance

Exhibit Index

Exhibit Number	Description

3.1	Certificate of Amendment of Third Amended and Restated Certificate of Incorporation, filed July 17, 2015.